MUNIYIELD
                                                                      MICHIGAN
                                                                      FUND, INC.

                             STRATEGIC
                                      Performance

                                                                Annual Report
                                                                October 31, 1997

MuniYield Michigan Fund, Inc.

TO OUR SHAREHOLDERS

For the year ended October 31, 1997, the Common Stock of MuniYield Michigan Fund, Inc. earned $0.896 per share income dividends, which included earned and unpaid dividends of $0.076. This represents a net annualized yield of 5.75%, based on a month-end per share net asset value of $15.58. Over the same period, the total investment return on the Fund's Common Stock was +8.35%, based on a change in per share net asset value from $15.29 to $15.58, and assuming reinvestment of $0.897 per share income dividends.

For the six-month period ended October 31, 1997, the total investment return on the Fund's Common Stock was +6.53%, based on a change in per share net asset value from $15.07 to $15.58, and assuming reinvestment of $0.450 per share income dividends.

For the six-month period ended October 31, 1997, the Fund's Auction Market Preferred Stock had an average yield of 3.68%.

The Municipal Market Environment

Long-term interest rates generally declined during the six-month period ended October 31, 1997. The general financial environment has remained one of solid economic growth tempered by few or no inflationary pressures. While economic growth has been conducive to declining bond yields, it has remained strong enough to suggest that the Federal Reserve Board (FRB) might find it necessary to raise short-term interest rates. This would be intended to slow economic growth and ensure that any incipient inflationary pressures would be curtailed. There were investor concerns that the FRB would be forced to raise interest rates prior to year-end, thus preventing an even more dramatic decline in interest rates. Long-term tax-exempt revenue bonds, as measured by the Bond Buyer Revenue Bond Index, declined over 50 basis points (0.50%) to end the six-month period ended October 31, 1997 at 5.60%.

Similarly, long-term US Treasury bond yields generally moved lower during most of the six-month period ended October 31, 1997. However, the turmoil in the world's equity markets during the last week in October has resulted in a significant rally in the Treasury bond market. The US Treasury bond market was the beneficiary of a flight to quality mainly by foreign investors whose own domestic markets have continued to be very volatile. Prior to the initial decline in Asian equity markets, long-term US Treasury bond yields were essentially unchanged. By the end of October, US Treasury bond yields declined 80 basis points to 6.15%, their lowest level of 1997.

The tax-exempt bond market's continued underperformance as compared to its taxable counterpart has been largely in response to its ongoing weakening technical position. As municipal bond yields have declined, municipalities have hurriedly rushed to refinance outstanding higher-couponed debt with new issues financed at present low rates. During the last six months, over $118 billion in new long-term tax-exempt issues were underwritten, an increase of over 25% versus the comparable period a year ago. As interest rates have continued to decline, these refinancings have intensified municipal bond issuance. During the past three months, approximately $60 billion in new long-term municipal securities were underwritten, an increase of over 34% as compared to the October 31, 1996 quarter. Issuance in Michigan has very closely mirrored national underwriting trends. During the six months ended October 31, 1997, more than $3.5 billion in long-term municipal bonds were issued by Michigan municipalities, an increase of 27% versus the comparable period a year ago. During the three months ended October 31, 1997, $1.8 billion in Michigan securities were issued, an increase of 35% as compared to the October 31, 1996 quarter.

The recent trend toward larger and larger bond issues has also continued. However, issues of such magnitude usually must be attractively priced to ensure adequate investor interest. Obviously, the yields of other municipal bond issues are impacted by the yield premiums such large issuers have been required to pay. Much of the municipal bond

MuniYield Michigan Fund, Inc.                                   October 31, 1997

market's recent underperformance can be traced to market pressures that these large bond issuances have exerted.

In our opinion, the recent correction in world equity markets has enhanced the near-term prospects for continued low, if not declining, interest rates in the United States. It is likely that the recent correction will result in slower US domestic growth in the coming months. This decline is likely to be generated in part by reduced US export growth. Additionally, some decline in consumer spending also can be expected in response to reduced consumer confidence. Perhaps more importantly, it is likely that barring a dramatic and unexpected resurgence in domestic growth, the FRB may be unwilling to raise interest rates until the full impact of the equity market's corrections can be established.

All of these factors suggest that for at least the near term, interest rates, including tax-exempt bond yields, are unlikely to rise by any appreciable amount. It is probable that municipal bond yields will remain under some pressure as a result of continued strong new-issue supply. However, the recent pace of municipal bond issuance is likely to be unsustainable. Continued increases in bond issuance will require lower tax-exempt bond yields to generate the economic savings necessary for additional municipal bond refinancing. With tax-exempt bond yields at already attractive yield ratios relative to US Treasury bonds (approximately 90% at the end of October), any further pressure on the municipal market may represent an attractive investment opportunity.

Portfolio Strategy

During the six months ended October 31, 1997, we largely maintained the defensive posture we had adopted earlier in the year. Our principal concern was that economic growth would remain strong enough to force the FRB to raise interest rates prior to year-end. We believed that as long as the potential for FRB action remained, it was more likely that interest rates would be raised than lowered. We believed that the Fund's core position of interest rate-sensitive securities would allow the Fund to remain competitive should economic growth weaken and interest rates fall.

However, the turmoil in the world's equity markets during October has removed almost all concerns regarding any additional action by the FRB in the near term. Additionally, it is likely that economic growth in the United States will be slower than expected as a result of the recent stock market correction. Consequently, we adopted a more neutral position until the full economic impact of the world equity markets' correction can be determined. Looking ahead, we expect to remain fully invested going into 1998 in order to seek to enhance yield for Common Stock shareholders.

Short-term tax-exempt interest rates have continued to trade in a relatively narrow range, mostly between 3.50% and 3.75%. During the period ended October 31, 1997, the leverage of the Preferred Stock was very favorable and significantly augmented the yield paid to the Common Stock shareholders. However, should the spread between short-term and long-term tax-exempt interest rates narrow, the benefits of the leverage will decline and the yield on the Common Stock will be reduced. (For a complete explanation of the benefits and risks of leveraging, see page 4 of this report to shareholders.)

In Conclusion

We appreciate your ongoing interest in MuniYield Michigan Fund, Inc., and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,


/s/ Arthur Zeikel


Arthur Zeikel
President



/s/ Vincent R. Giordano


Vincent R. Giordano
Senior Vice President



/s/ Fred K. Stuebe


Fred K. Stuebe
Vice President and Portfolio Manager

November 28, 1997

MuniYield Michigan Fund, Inc.                                   October 31, 1997

PROXY RESULTS

During the six-month period ended October 31, 1997, MuniYield Michigan Fund, Inc. Common Stock shareholders voted on the following proposals. The proposals were approved at a shareholders' meeting on September 18, 1997. The description of each proposal and number of shares voted are as follows:

----------------------------------------------------------------------------------------------
                                                                Shares Voted   Shares Withheld
                                                                     For         From Voting
----------------------------------------------------------------------------------------------
1. To elect the Fund's Board of Directors:  James H. Bodurtha    7,355,143        147,862
                                            Herbert I. London    7,350,790        152,215
                                            Robert R. Martin     7,347,015        155,990
                                            Arthur Zeikel        7,347,794        155,211
----------------------------------------------------------------------------------------------
                                                  Shares Voted  Shares Voted   Shares Voted
                                                       For         Against        Abstain
----------------------------------------------------------------------------------------------
2. To select Deloitte & Touche LLP as the Fund's
     independent auditors.                          7,346,028       37,426        119,551
----------------------------------------------------------------------------------------------

During the six-month period ended October 31, 1997, MuniYield Michigan Fund, Inc. Preferred Stock shareholders voted on the following proposals. The proposals were approved at a shareholders' meeting on September 17, 1997. The description of each proposal and number of shares voted are as follows:

----------------------------------------------------------------------------------------------
                                                                Shares Voted   Shares Withheld
                                                                     For         From Voting
----------------------------------------------------------------------------------------------
1. To elect the Fund's Board of Directors:  James H. Bodurtha       2,198            0
                                            Herbert I. London       2,198            0
                                            Robert R. Martin        2,198            0
                                            Joseph L. May           2,198            0
                                            Andre F. Perold         2,198            0
                                            Arthur Zeikel           2,198            0
----------------------------------------------------------------------------------------------
                                                  Shares Voted  Shares Voted   Shares Voted
                                                       For         Against        Abstain
----------------------------------------------------------------------------------------------
2. To select Deloitte & Touche LLP as the Fund's
     independent auditors.                              2,196           2            0
------------------------------------------------------------------------------------------

MuniYield Michigan Fund, Inc.                                   October 31, 1997

THE BENEFITS AND RISKS OF LEVERAGING

MuniYield Michigan Fund, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

PORTFOLIO ABBREVIATIONS

To simplify the listings of MuniYield Michigan Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT   Alternative Minimum Tax (subject to)
HDA   Housing Development Authority
PCR   Pollution Control Revenue Bonds
S/F   Single-Family
UT    Unlimited Tax
VRDN  Variable Rate Demand Notes

MuniYield Michigan Fund, Inc.                                   October 31, 1997

SCHEDULE OF INVESTMENTS                                           (in Thousands)

S&P       Moody's   Face                                                 Value
Ratings   Ratings  Amount           Issue                              (Note 1a)
--------------------------------------------------------------------------------
Michigan--98.3%
--------------------------------------------------------------------------------
                            Battle Creek, Michigan, Tax Increment Finance
                            Authority Revenue Bonds (f):
A-        NR*     $ 1,320     7.10% due 5/01/2004                       $  1,532
A-        NR*       1,000     7.40% due 5/01/2004                          1,178
--------------------------------------------------------------------------------
AAA       Aaa       3,545   Capital Region Airport Authority, Michigan,
                            Airport Revenue Bonds, AMT, 6.60% due
                            7/01/2012 (c)                                  3,850
--------------------------------------------------------------------------------
A         A3        1,500   Detroit, Michigan, Local Development Finance
                            Authority, Revenue Refunding Bonds, Senior
                            Series A, 5.375% due 5/01/2021                 1,477
--------------------------------------------------------------------------------
                            Detroit, Michigan, Sewage Disposal Revenue
                            Bonds (d)(f):
AAA       Aaa       5,040     6.625% due 7/01/2001                         5,541
AAA       Aaa       2,005     6.70% due 7/01/2001                          2,209
--------------------------------------------------------------------------------
AAA       Aaa       3,125   East Grand Rapids, Michigan, Public School
                            District (Building and Site), UT, 5% due
                            5/01/2016 (c)                                  3,019
--------------------------------------------------------------------------------
AAA       Aaa       2,000   Grand Ledge, Michigan, Public Schools
                            District, UT, 6.45% due 5/01/2014 (c)          2,209
--------------------------------------------------------------------------------
                            Grand Rapids, Michigan, Water Supply System,
                            Revenue Refunding Bonds (d):
AAA       Aaa       5,850     6.50% due 1/01/2015                          6,295
A1+       VMIG1+      300     VRDN, 3.50% due 1/01/2020 (a)                  300
--------------------------------------------------------------------------------
                            Kalamazoo, Michigan, Hospital Finance
                            Authority, Hospital Facility, Revenue
                            Refunding and Improvement Bonds (Bronson
                            Methodist), Series A:
A         A1        2,500     6.25% due 5/15/2012                          2,685
A         A1        1,750     6.375% due 5/15/2017                         1,877
--------------------------------------------------------------------------------
AAA       Aaa       7,100   Kent, Michigan, Hospital Finance Authority,
                            Health Care Revenue Bonds (Butterworth Health
                            Systems), Series A, 5.625% due 1/15/2026 (c)   7,174
--------------------------------------------------------------------------------
AAA       Aaa       2,500   Kent, Michigan, Hospital Finance Authority,
                            Hospital Facility, Revenue Refunding Bonds
                            (Pine Rest Christian Hospital), 6.50% due
                            11/01/2010 (d)                                 2,714
--------------------------------------------------------------------------------
                            Michigan Higher Education Student Loan
                            Authority Revenue Bonds, AMT:
NR*       A         1,250     Series XIV-A, 6.75% due 10/01/2006           1,344
A1        VMIG1+      300     VRDN, Series XII-D, 3.70% due
                              10/01/2015 (a)(b)                              300
--------------------------------------------------------------------------------
                            Michigan Municipal Bond Authority Revenue
                            Bonds:
A         NR*       1,100     (Local Government Loan--Revenue Sharing),
                              Series B, 5.80% due 11/01/2013               1,140
AA        Aa2       2,500     Refunding (Local Government--Qualified
                              School), Series A, 6.50% due 5/01/2016       2,730
AA+       Aa1       4,700     (State Revolving Fund), Series A, 6.55%
                              due 10/01/2002 (f)                           5,238
--------------------------------------------------------------------------------
AAA       Aaa       4,440   Michigan State Building Authority, Facilities
                            Program Revenue Bonds, Series I, 6.50% due
                            10/01/2007 (b)                                 5,079
--------------------------------------------------------------------------------
                            Michigan State, HDA, Rental Housing Revenue
                            Bonds:
A+        NR*       2,915     AMT, Series A, 7.15% due 4/01/2010           3,098
A+        NR*       4,375     Series B, 7.10% due 4/01/2021                4,623
--------------------------------------------------------------------------------
                            Michigan State, HDA, S/F Mortgage Revenue
                            Bonds:
AA+       NR*       2,500     Refunding, Series C, 6.50% due 6/01/2016     2,606
AA+       NR*       1,000     Series A, 6.80% due 12/01/2012               1,060
AA+       NR*       3,325     Series A, 6.875% due 6/01/2023               3,497
--------------------------------------------------------------------------------
                            Michigan State Hospital Finance Authority
                            Revenue Bonds:
AAA       Aa2       1,750     (Henry Ford Health System), Series A, 7%
                              due 7/01/2000 (f)                            1,907
AAA       Aaa       2,000     (Mercy Health Services), Series R, 5.375%
                              due 8/15/2026 (b)                            1,975
A         A1        1,000     (Mid-Michigan Obligation Group), 6.90% due
                              12/01/2024                                   1,093
AAA       Aaa       2,000     (Oakwood Hospital Obligation Group), 7.10%
                              due 7/01/2000 (d)(f)                         2,185
A         A2        5,875     Refunding (Detroit Medical Center Obligation
                              Group), Series A, 6.50% due 8/15/2018        6,331
AA        Aa2       2,500     Refunding (Henry Ford Health System), Series
                              A, 5.25% due 11/15/2020                      2,461

MuniYield Michigan Fund, Inc.                                   October 31, 1997

SCHEDULE OF INVESTMENTS (concluded)                               (in Thousands)

S&P       Moody's   Face                                                 Value
Ratings   Ratings  Amount           Issue                              (Note 1a)
--------------------------------------------------------------------------------
Michigan (concluded)
--------------------------------------------------------------------------------
                            Michigan State Hospital Finance Authority
                            Revenue Bonds (concluded):
AA        Aa2     $ 3,500     Refunding (Henry Ford Health System),
                              Series A, 5.25% due 11/15/2025            $  3,429
AA-       Aaa       1,250     (Sisters of Mercy Health Corp.), Series
                              J, 7.50% due 2/15/2001 (f)                   1,397
--------------------------------------------------------------------------------
                            Michigan State Strategic Fund, Limited
                            Obligation Revenue Bonds, AMT:
A         A1        2,500     (Ford Motor Co. Project), Series A,
                              6.55% due 10/01/2022                         2,682
A-        A1        2,500     (Waste Management Inc. Project), 6.625%
                              due 12/01/2012                               2,696
--------------------------------------------------------------------------------
                            Michigan State Strategic Fund, Limited
                            Obligation, Revenue Refunding Bonds:
AAA       Aaa       7,500     (Detroit Edison Co. Plantation Project),
                              6.875% due 12/01/2021 (d)                    8,226
AAA       Aaa       2,500     (Detroit Edison Co. Project), Series CC,
                              6.95% due 9/01/2021 (d)                      2,738
A         A1        8,000     (Ford Motor Co. Project), Series A, 7.10%
                              due 2/01/2006                                9,376
--------------------------------------------------------------------------------
A-        A3        2,500   Michigan State Strategic Fund, PCR,
                            Refunding (General Motors Corp.), 6.20%
                            due 9/01/2020                                  2,641
--------------------------------------------------------------------------------
                            Michigan State Trunk Line, Series A:
AA-       A1        1,000     5.625% due 11/15/2013                        1,032
AA-       A1        1,370     5.70% due 11/15/2016                         1,402
--------------------------------------------------------------------------------
                            Monroe County, Michigan, Economic Development
                            Corp., Limited Obligation Revenue Refunding
                            Bonds (Detroit Edison Co. Project):
AAA       Aaa       6,500     Series AA, 6.95% due 9/01/2022 (d)           8,003
NR*       P1          100     VRDN, Series CC, 3.75% due 10/01/2024 (a)      100
--------------------------------------------------------------------------------
AAA       Aaa       1,960   Muskegon, Michigan, Public Schools, UT,
                            Series 95, 5.25% due 5/01/2018 (d)             1,917
--------------------------------------------------------------------------------
AAA       Aaa       5,000   Oxford, Michigan, Area Community School
                            District (Building and Site), UT, 5.40%
                            due 5/01/2025 (d)                              5,000
--------------------------------------------------------------------------------
AA        Aa2       1,370   Plymouth-Canton, Michigan, Community School
                            District, Refunding, UT, Series A, 6.625%
                            due 5/01/2016                                  1,482
--------------------------------------------------------------------------------
AA        Aa2       2,250   Reeths-Puffer, Michigan, Schools Building,
                            UT, Series Q, 6.625% due 5/01/2002 (f)         2,498
--------------------------------------------------------------------------------
AAA       Aaa       2,000   Romulus, Michigan, Community Schools, UT,
                            Series I, 6.75% due 5/01/2001 (e)(f)           2,200
--------------------------------------------------------------------------------
                            Royal Oak, Michigan, Hospital Finance
                            Authority, Hospital Revenue Bonds (William
                            Beaumont Hospital):
AA        Aa3       2,250     Refunding, Series G, 5.25% due 11/15/2019    2,212
AA        Aaa       6,000     Series D, 6.75% due 1/01/2001 (f)            6,552
AA        Aa2       6,250     Series D, 6.75% due 1/01/2001 (f)            6,821
A1+       VMIG1+      700     VRDN, Series J, 3.70% due 1/01/2003 (a)        700
--------------------------------------------------------------------------------
AAA       Aaa       2,000   South Redford, Michigan, School District,
                            UT, 5.25% due 5/01/2016 (d)                    1,993
--------------------------------------------------------------------------------
AA        Aa1       2,510   University of Michigan, University Housing
                            Revenue Bonds, Series A, 5.50% due
                            11/15/2017                                     2,573
--------------------------------------------------------------------------------
AAA       Aaa       3,500   Western Michigan University, General
                            Revenue Refunding Bonds, 5.125% due
                            11/15/2022 (d)                                 3,401
--------------------------------------------------------------------------------
AAA       Aaa       2,400   Western Michigan University, Revenue
                            Refunding Bonds, Series B, 6.50% due
                            7/15/2021 (b)                                  2,604
--------------------------------------------------------------------------------
Total Investments (Cost--$159,140)--98.3%                                172,402
Other Assets Less Liabilities--1.7%                                        2,990
                                                                        --------
Net Assets--100.0%                                                      $175,392
                                                                        ========
--------------------------------------------------------------------------------
(a) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 1997.
(b)   AMBAC Insured.
(c)   MBIA Insured.
(d)   FGIC Insured.
(e)   FSA Insured.
(f)   Prerefunded.
    * Not Rated.
    + Highest short-term rating by Moody's Investors Service, Inc. Ratings of issues shown have not been audited by Deloitte & Touche LLP.

See Notes to Financial Statements.

MuniYield Michigan Fund, Inc.                                   October 31, 1997

FINANCIAL INFORMATION

Statement of Assets, Liabilities and Capital as of October 31, 1997

Assets:        Investments, at value (identified cost--$159,140,378) (Note 1a) ......                 $ 172,402,097
               Cash .................................................................                        28,113
               Interest receivable ..................................................                     3,306,120
               Prepaid expenses and other assets ....................................                         9,174
                                                                                                      -------------
               Total assets .........................................................                   175,745,504
-------------------------------------------------------------------------------------------------------------------
Liabilities:   Payables:
               Dividends to shareholders (Note 1f) ..................................  $     204,131
               Investment adviser (Note 2) ..........................................         78,846        282,977
                                                                                       -------------
               Accrued expenses and other liabilities ...............................                        70,856
                                                                                                      -------------
               Total liabilities ....................................................                       353,833
                                                                                                      -------------
-------------------------------------------------------------------------------------------------------------------
Net Assets:    Net assets ...........................................................                 $ 175,391,671
                                                                                                      =============
-------------------------------------------------------------------------------------------------------------------
Capital:       Capital Stock (200,000,000 shares authorized) (Note 4):
                 Preferred Stock, par value $.05 per share (2,200 shares of AMPS*
                 issued and outstanding at $25,000 per share liquidation preference)                  $  55,000,000
                 Common Stock, par value $.10 per share (7,727,210 shares issued
                 and outstanding) .................................................    $     772,721
               Paid-in capital in excess of par ...................................      107,755,155
               Undistributed investment income--net ...............................        1,294,808
               Accumulated realized capital losses on investments--net ............       (2,692,732)
               Unrealized appreciation on investments--net ........................       13,261,719
                                                                                       -------------
               Total--Equivalent to $15.58 net asset value per share of Common Stock
               (market price--$15.125) ............................................                     120,391,671
                                                                                                      -------------
               Total capital ......................................................                   $ 175,391,671
                                                                                                      =============
-------------------------------------------------------------------------------------------------------------------

               *Auction Market Preferred Stock.
                See Notes to Financial Statements.

MuniYield Michigan Fund, Inc.                                   October 31, 1997

Statement of Operations

                                                                                                    For the Year Ended
                                                                                                      October 31, 1997
----------------------------------------------------------------------------------------------------------------------
Investment Income      Interest and amortization of premium and discount earned ..                         $10,285,610
(Note 1d):
----------------------------------------------------------------------------------------------------------------------
Expenses:              Investment advisory fees (Note 2) .........................     $   872,678
                       Commission fees (Note 4) ..................................         139,568
                       Professional fees .........................................          75,975
                       Accounting services (Note 2) ..............................          60,979
                       Transfer agent fees .......................................          38,794
                       Printing and shareholder reports ..........................          32,939
                       Directors' fees and expenses ..............................          23,055
                       Listing fees ..............................................          16,197
                       Custodian fees ............................................          12,798
                       Pricing fees ..............................................           6,992
                       Amortization of organization expenses (Note 1e) ...........           2,525
                       Other .....................................................          15,604
                                                                                       -----------
                       Total expenses ............................................                           1,298,104
                                                                                                           -----------
                       Investment income--net ....................................                           8,987,506
                                                                                                           -----------
----------------------------------------------------------------------------------------------------------------------
Realized &            Realized gain on investments--net .................. .......                             541,037
Unrealized            Change in unrealized appreciation on investments--net ......                           1,615,126
Gain on                                                                                                    -----------
Investments--Net      Net Increase in Net Assets Resulting from Operations .......                         $11,143,669
(Notes 1b, 1d & 3):                                                                                        ===========
----------------------------------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.

MuniYield Michigan Fund, Inc.                                   October 31, 1997

Statements of Changes in Net Assets

                                                                                        For the Year Ended October 31,
                                                                                        ------------------------------
Increase (Decrease) in Net Assets:                                                            1997             1996
----------------------------------------------------------------------------------------------------------------------
Operations:      Investment income--net ...............................................  $   8,987,506   $   9,074,635
                 Realized gain (loss) on investments--net .............................        541,037        (985,746)
                 Change in unrealized appreciation/depreciation on investments--net ...      1,615,126       1,836,470
                                                                                         -------------   -------------
                 Net increase in net assets resulting from operations .................     11,143,669       9,925,359
                                                                                         -------------   -------------
----------------------------------------------------------------------------------------------------------------------
Dividends &      Investment income--net:
Distributions to   Common Stock .......................................................     (6,932,397)     (7,166,707)
Shareholders       Preferred Stock ....................................................     (1,965,766)     (1,936,440)
(Note 1f):       In excess of realized gain on investments--net:
                   Common Stock .......................................................           --          (315,864)
                   Preferred Stock ....................................................           --           (75,526)
                                                                                         -------------   -------------
                 Net decrease in net assets resulting from dividends and distributions
                 to shareholders ......................................................     (8,898,163)     (9,494,537)
                                                                                         -------------   -------------
----------------------------------------------------------------------------------------------------------------------
Capital Stock    Value of shares issued to Common Stock shareholders in reinvestment of
Transactions     dividends and distributions ..........................................           --           115,368
                                                                                         -------------   -------------
(Note 4):        Net increase in net assets derived from capital stock transactions ...           --           115,368
                                                                                         -------------   -------------
----------------------------------------------------------------------------------------------------------------------
Net Assets:      Total increase in net assets .........................................      2,245,506         546,190
                 Beginning of year ....................................................    173,146,165     172,599,975
                                                                                         -------------   -------------
                 End of year* .........................................................  $ 175,391,671   $ 173,146,165
                                                                                         =============   =============
----------------------------------------------------------------------------------------------------------------------
                *Undistributed investment income--net .................................  $   1,294,808   $   1,205,465
                                                                                         =============   =============
----------------------------------------------------------------------------------------------------------------------

              See Notes to Financial Statements.

MuniYield Michigan Fund, Inc.                                   October 31, 1997

FINANCIAL INFORMATION (concluded)

Financial Highlight

The following per share data and ratios have been derived from information provided in the financial statements.

                                                                                           For the Year Ended October 31,
                                                                          --------------------------------------------------------
Increase (Decrease) in Net Asset Value:                                      1997        1996       1995        1994        1993
----------------------------------------------------------------------------------------------------------------------------------
Per Share              Net asset value, beginning of year ..............  $  15.29    $  15.23   $  14.05    $  16.59    $  14.22
Operating                                                                 --------    --------   --------    --------    --------
Performance:           Investment income--net ..........................      1.16        1.18       1.19        1.20        1.21
                       Realized and unrealized gain (loss) on
                       investments--net ................................       .28         .11       1.47       (2.44)       2.41
                                                                          --------    --------   --------    --------    --------
                       Total from investment operations ................      1.44        1.29       2.66       (1.24)       3.62
                                                                          --------    --------   --------    --------    --------
                       Less dividends and distributions to Common
                       Stock shareholders:
                          Investment income--net .......................      (.90)       (.93)      (.92)       (.96)      (1.00)
                          Realized gain on investments--net ............      --          --         (.27)       (.10)       (.05)
                          In excess of realized gain on investments--net      --          (.04)       --          --          --
                                                                          --------    --------   --------    --------    --------
                       Total dividends and distributions to Common
                       Stock shareholders ..............................      (.90)       (.97)     (1.19)      (1.06)      (1.05)
                                                                          --------    --------   --------    --------    --------
                       Effect of Preferred Stock activity:
                          Dividends and distributions to Preferred
                          Stock shareholders:
                            Investment income--net .....................      (.25)       (.25)      (.23)       (.22)       (.19)
                            Realized gain on investments--net ..........      --          --         (.06)       (.02)       (.01)
                            In excess of realized gain on
                            investments--net ...........................      --          (.01)       --          --           --
                       Total effect of Preferred Stock activity ........      (.25)       (.26)      (.29)       (.24)       (.20)
                                                                          --------    --------   --------    --------    --------
                       Net asset value, end of year ....................  $  15.58    $  15.29   $  15.23    $  14.05    $  16.59
                                                                          ========    ========   ========    ========    ========
                       Market price per share, end of year .............  $ 15.125    $  14.50   $ 13.875    $ 12.625    $ 16.625
                                                                          ========    ========   ========    ========    ========
----------------------------------------------------------------------------------------------------------------------------------
Total Investment       Based on market price per share .................     10.92%      11.67%     19.93%     (18.40%)     19.54%
Return:*                                                                  ========    ========   ========    ========    ========
                       Based on net asset value per share ..............      8.35%       7.28%     18.29%      (9.00%)     24.78%
                                                                          ========    ========   ========    ========    ========
----------------------------------------------------------------------------------------------------------------------------------
Ratios to Average      Expenses ........................................       .74%        .75%       .76%        .76%        .74%
                                                                          ========    ========   ========    ========    ========
Net Assets:**          Investment income--net ..........................      5.15%       5.26%      5.50%       5.25%       5.32%
                                                                          ========    ========   ========    ========    ========
----------------------------------------------------------------------------------------------------------------------------------
Supplemental           Net assets, net of Preferred Stock, end of
Data:                  year (in thousands) .............................  $120,392    $118,146   $117,600    $108,467    $128,078
                                                                          ========    ========   ========    ========    ========
                       Preferred Stock outstanding, end of
                       year (in thousands) .............................  $ 55,000    $ 55,000   $ 55,000    $ 55,000    $ 55,000
                                                                          ========    ========   ========    ========    ========
                       Portfolio turnover ..............................     16.06%      19.73%     15.47%      18.88%      12.88%
                                                                          ========    ========   ========    ========    ========
----------------------------------------------------------------------------------------------------------------------------------
Leverage:              Asset coverage per $1,000 .......................  $  3,189    $  3,148   $  3,138    $  2,972    $  3,329
                                                                          ========    ========   ========    ========    ========
----------------------------------------------------------------------------------------------------------------------------------
Dividends Per Share    Investment income--net ..........................  $    894    $    880   $     806   $     765   $    647
On Preferred Stock                                                        ========    ========   =========   =========   ========
Outstanding:+
----------------------------------------------------------------------------------------------------------------------------------

* Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales loads.

**    Do not reflect the effect of dividends to Preferred Stock shareholders.

+ Dividends per share have been adjusted to reflect a two-for-one stock split that occurred on December 1, 1994.

      See Notes to Financial Statements.

MuniYield Michigan Fund, Inc.                                   October 31, 1997

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

MuniYield Michigan Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MYM. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing price as of the close of such exchanges. Options, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges or, lacking any sales, at the last available bid price. Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts--The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received). Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Deferred organization expenses--Deferred organization expenses are amortized on a straight-line basis over a five-year period.

MuniYield Michigan Fund, Inc.                                   October 31, 1997

NOTES TO FINANCIAL STATEMENTS (concluded)

(f) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.50% of the Fund's average weekly net assets.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 1997 were $26,861,772 and $27,176,118, respectively.

Net realized and unrealized gains (losses) as of October 31, 1997 were as follows:

--------------------------------------------------------------------------------
                                                   Realized           Unrealized
                                                 Gains (Losses)         Gains
--------------------------------------------------------------------------------
  Long-term investments ...................       $ 1,140,925        $13,261,719
  Financial futures contracts .............          (599,888)              --
                                                  -----------        -----------
  Total ...................................       $   541,037        $13,261,719
                                                  ===========        ===========
--------------------------------------------------------------------------------

As of October 31, 1997, net unrealized appreciation for Federal income tax purposes aggregated $13,261,719, all of which related to appreciated securities. The aggregate cost of investments at October 31, 1997 for Federal income tax purposes was $159,140,378.

4. Capital Stock Transactions:

The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of the holders of Common Stock.

Common Stock

Shares issued and outstanding during the year ended October 31, 1997 remained constant and during the year ended October 31, 1996 increased by 7,779 as a result of dividend reinvestment.

Preferred Stock

Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yield in effect at October 31, 1997 was 3.60%.

As of October 31, 1997, there were 2,200 AMPS shares authorized, issued and outstanding with a liquidation preference of $25,000 per share.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from 0.25% to 0.375%, calculated on the proceeds of each auction. For the year ended October 31, 1997, Merrill Lynch, Pierce Fenner & Smith Inc., an affiliate of FAM, earned $111,925 as commissions.

5. Subsequent Event:

On November 6, 1997, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.075874 per share, payable on November 26, 1997 to shareholders of record as of November 17, 1997.

MuniYield Michigan Fund, Inc.                                   October 31, 1997

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders of
MuniYield Michigan Fund, Inc.:

We have audited the accompanying statement of assets, liabilities and capital, including the schedule of investments, of MuniYield Michigan Fund, Inc. as of October 31, 1997, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with gener-ally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 1997 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MuniYield Michigan Fund, Inc. as of October 31, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
December 3, 1997

MuniYield Michigan Fund, Inc.                                   October 31, 1997

IMPORTANT TAX INFORMATION (unaudited)

All of the net investment income distributions paid by MuniYield Michigan Fund, Inc. during its taxable year ended October 31, 1997 qualify as tax-exempt interest dividends for Federal income tax purposes.

Additionally, there were no capital gains distributed.

Please retain this information for your records.

MuniYield Michigan Fund, Inc.                                   October 31, 1997

OFFICERS AND DIRECTORS

Arthur Zeikel, President and Director
James H. Bodurtha, Director
Herbert I. London, Director
Robert R. Martin, Director
Joseph L. May, Director
Andre F. Perold, Director
Terry K. Glenn, Executive Vice President
Vincent R. Giordano, Senior Vice President
Donald C. Burke, Vice President
Kenneth A. Jacob, Vice President
Fred K. Stuebe, Vice President
Gerald M. Richard, Treasurer
Philip M. Mandel, Secretary

Custodian
The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agents
Common Stock:
The Bank of New York
101 Barclay Street
New York, NY 10286

Preferred Stock:
IBJ Schroder Bank & Trust Company
One State Street
New York, NY 10004

NYSE Symbol
MYM

This report, including the financial information herein, is transmitted to the shareholders of MuniYield Michigan Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.

MuniYield
Michigan Fund, Inc.
Box 9011
Princeton, NJ
08543-9011                                                         #16152--10/97

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